EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Disclosure Report
For the Quarter Ended
September 30, 2006

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental disclosure report contains references to W. P. Carey & Co. LLC’s definition of funds from operations (FFO), which is a non-GAAP financial measure. The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations as net income computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. W. P. Carey & Co. LLC calculates its FFO in accordance with this definition and then makes adjustments to add back certain non-cash charges to earnings, such as the amortization of intangibles, stock compensation and impairment charges on real estate, resulting in its FFO. W. P. Carey & Co. LLC considers its definition of FFO to be an appropriate supplemental measure of operating performance because, by excluding these non-cash charges, it can be a helpful tool to assist in the comparison of the operating performance of W. P. Carey & Co. LLC’s real estate between periods, or as compared to different companies. W. P. Carey & Co. LLC’s definition of FFO should not be considered as an alternative to net income as an indication of its operating performance or to net cash provided by operating activities as a measure of its liquidity. FFO and adjusted FFO disclosed by other REITs (real estate investment trust) may not be comparable to W. P. Carey & Co. LLC’s FFO calculation.
Forward-looking Statements
This supplemental disclosure report contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seeks,” “plans” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Disclosure Report for the Quarter ended September 30, 2006

Contents	Page
CORPORATE PROFILE:

Company Overview	5
Third Quarter September 30, 2006 Results	6
Financial Highlights	7

FINANCIAL ANALYSIS:
Reconciliation of Net Income to FFO and FAD Analysis	9
Debt Structure Analysis	10
Total Capitalization Analysis	11
Revenue Diversification Analysis	12
Revenue Stability Analysis	13
Selected Financial Ratios Analysis	14
Portfolio Debt Summary	15
Mortgage Debt Maturity Profile	16

ACQUISITIONS & DISPOSITIONS:
2006 Acquisitions Update	18
2006 Dispositions Update	19

PORTFOLIO ANALYSIS:
Portfolio Diversification Analysis by Rent Contribution	21
Portfolio Diversification Analysis by Property Type	22
Portfolio Diversification Analysis by Tenant Industry	23
Portfolio Diversification Analysis by Geography	24
Portfolio Lease Maturity Analysis	25

EXHIBITS:
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Income	Exhibit B
Consolidated Statements of Cash Flows	Exhibit C
Quarterly Reconciliation of Net Income to Funds from Operations	Exhibit D
Detailed Property Summary	Exhibit E

CORPORATE PROFILE

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Company Overview
September 30, 2006
STOCK DATA

Exchanges	NYSE & PCX
Ticker	WPC
Closing Price Range three months ended September 30, 2006	$24.20 - $27.90
Listed Shares Outstanding as of September 30, 2006	38,117,923
BANKS
JPMorgan Chase Bank — Administrative Agent
The Bank of New York — Syndication Agent
PNC Bank, N.A. — Syndication Agent
Wells Fargo Bank, N.A. — Syndication Agent
Bank of America, N.A. — Documentation Agent
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
RESEARCH COVERAGE
A. G. Edwards & Sons, Inc.
COMPANY CONTACTS
Mark DeCesaris
Managing Director, Acting Chief Financial Officer
Susan C. Hyde
Executive Director, Director of Investor Relations
Gagan Singh
First Vice President, Finance
Julie Dwyer
Analyst
EXECUTIVE OFFICES
50 Rockefeller Plaza
New York, NY 10020
Tel: 1-800-WPCAREY or (212) 492-1100
Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Ticker: WPC	5	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Third Quarter and Nine Months Ended 2006 Results
Financial Results
Net income for the three-month period remained unchanged at $14.3 million with the same period in 2005. Net income for the nine-month period increased 15% to $42.7 million, as compared to $37.1 million for the same period in 2005.
Diluted earnings per share (EPS) for the three-month period remained unchanged at $0.37 as compared to the same period in 2005. Diluted earnings per share for the nine-month period increased 16% to $1.10 as compared to $0.95 for the same period in 2005.
Funds from Operations (FFO) for the three-month period decreased 9% to $23.3 million, or $0.59 per diluted share, as compared to $25.6 million, or $0.66 per diluted share, for the comparable period in 2005. FFO for the nine-month period decreased 1% to $73.7 million, or $1.89 per diluted share, as compared to $74.3 million, or $1.90 per diluted share, for the comparable period in 2005.
Income from continuing operations for the three-month period increased 7% to $14.4 million, as compared to $13.5 million for the same period in 2005. Income from continuing operations for the nine-month period increased 20% to $47.5 million, as compared to $39.7 million for the same period in 2005.
Cash flows from operating activities for the nine-month period increased 7% to $48.9 million, as compared to $45.9 million for the comparable period in 2005.
Dividend Increase
The Board of Directors raised the quarterly cash distribution to $0.456 per share, which was paid on October 13, 2006 to shareholders of record on September 30, 2006.
Investment Highlights
For the three-month period ended September 30, 2006, the Company structured five investments totaling $113 million, on behalf of CPA®:16 — Global, as compared to six investments totaling $153 million, on behalf of CPA®:14, CPA®:15 and CPA®:16 — Global, for the comparable period in 2005. For the nine-month period ended September 30, 2006, the Company completed 13 investments totaling $451 million, on behalf of CPA®:15 and CPA®:16 — Global, as compared to 23 investments totaling $780 million, on behalf of CPA®:14, CPA®:15 and CPA®:16 — Global, for the comparable period in 2005.

Ticker: WPC	6	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except share and per share data)

	For the Nine Months	For the Nine Months	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Operations
Total Revenues from Continuing Operations	$158,141	$130,558	$52,604	$41,448
Net Income	$42,674	$37,116	$14,305	$14,328
Funds From Operations (FFO)	$73,654	$74,324	$23,273	$25,606

Per Share
FFO (Diluted)	$1.89	$1.90	$0.59	$0.66
Dividends Declared	$1.362	$1.338	$0.456	$0.448
Pay Out Ratio (Dividends Declared/FFO)	72.1%	70.4%	77.3%	67.9%
Weighted Average Listed Shares Outstanding (Diluted)	39,215,134	39,100,233	39,303,948	38,948,980

Balance Sheet	As of 9/30/06	As of 9/30/05
Total Assets	$996,613	$967,474
Limited Recourse Mortgage Debt(1)	$251,654	$172,575
Credit Facility	$—	$78,000
Members’ Equity	$601,409	$613,564

Stock Data
Price Range	$24.20 - $28.08	$26.42 - $35.52
Dividend Yield Range	6.50% - 7.54%	5.87% - 6.72%
Average Trading Volume	22,528	38,239
Price/Estimated FFO (2)	10.51	10.02

(1)	Excludes pro rata mortgage debt of equity investments and minority interests. See the Portfolio Debt Summary on page 15 for details.

(2)	Based on a stock price of $28.89 on October 31, 2006 and 2006 analyst FFO forecast of $2.75.

Ticker: WPC	7	www.wpcarey.com

FINANCIAL ANALYSIS

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) & FAD Analysis
(in thousands, except share and per share data)

	For the Nine Months	For the Nine Months	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Net income	$42,674	$37,116	$14,305	$14,328
Loss(gain) on sale of real estate	185	(9,119)	185	—
FFO of equity investees in excess of equity income	7,646	7,525	1,646	2,690
Depreciation, amortization, deferred taxes and other non-cash charges	18,045	20,698	6,529	7,957
FFO applicable to minority investees in excess of minority income	(596)	(419)	(178)	(193)
Straight-line rents	2,343	2,702	786	824
Impairment charges	3,357	15,821	—	—

Funds From Operations (FFO)	$73,654	$74,324	$23,273	$25,606

Weighted Average Listed Shares Outstanding
Basic	37,880,778	37,663,712	38,034,590	37,727,008
Diluted	39,215,134	39,100,233	39,303,948	38,948,980
FFO per Share
Basic	$1.94	$1.97	$0.61	$0.68
Diluted	$1.89	$1.90	$0.59	$0.66
Pay Out Ratio (Dividend/FFO)	72.1%	70.4%	77.3%	67.9%

Funds From Operations (FFO)	73,654	74,324	23,273	25,606
Recurring and non-revenue enhancing capital expenditure	(712)	(530)	(155)	(70)

Funds Available For Distribution (FAD)	$72,942	$73,794	$23,118	$25,536

FAD Per Share
Basic	$1.93	$1.96	$0.61	$0.68
Diluted	$1.85	$1.89	$0.59	$0.66
Pay Out Ratio (Dividend/FAD)	73.6%	70.9%	77.3%	67.9%

Ticker: WPC	9	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Debt Structure Analysis
(in thousands)
Debt Structure

June 30, 2006
Limited Recourse Mortgage Debt (1)	$290,243	99%
Credit Facility	2,000	1%

Total Debt	$292,243	100%

Debt Structure — June 30, 2006

September 30, 2006
Limited Recourse Mortgage Debt (1)	$287,837	100%
Credit Facility	—	0%

Total Debt	$287,837	100%

Debt Structure — September 30, 2006

(1)	Adjusted for pro rata mortgage debt of equity investments and minority interests. See Portfolio Debt Summary on page 15 for details.

Ticker: WPC	10	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Total Capitalization Analysis
September 30, 2006
(in thousands)

Total Market Capitalization Analysis
Equity Market Capitalization of Listed Shares (1)	$1,135,491	80%

Limited Recourse Mortgage Debt (2)	287,837	20%
Credit Facility	—	0%

Total Debt	287,837	20%

Total Market Capitalization (3)	$1,423,327	100%

Total Market Capitalization

Total Book Value Capitalization Analysis
Members’ Equity	$601,409	68%

Limited Recourse Mortgage Debt (2)	287,837	32%
Credit Facility	—	0%

Total Debt	287,837	32%

Total Book Value Capitalization (3)	$889,246	100%

Total Book Value Capitalization

(1)	Stock price of $28.89 is as of October 31, 2006. Diluted shares outstanding of 39,303,948 for the three months ended September 30, 2006.

(2)	Adjusted for pro rata mortgage debt of equity invesments and minority interests. See the Portfolio Debt Summary on page 15 for details.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified)
(in thousands)

Three Months Ended
September 30, 2006
Revenues from Real Estate Business (1)	$22,032	41%
Revenues from Management Business (2)(3)	31,559	59%

Total Revenues	$53,591	100%

Revenue Diversification
Three Months Ended September 30, 2006

Nine Months Ended
September 30, 2006
Revenues from Real Estate Business (1)	$65,695	41%
Revenues from Management Business (2)(3)	95,920	59%

Total Revenues	$161,615	100%

Revenue Diversification
Nine Months Ended September 30, 2006
Definitions

(1)	Revenues from Real Estate Business (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + other income + revenues of other business operations.

(2)	Revenues from Management Business = asset management revenue + structuring revenue + reimbursements revenue from CPA®REITs.

(3)	Revenues from Management Business increased primarily as a result of broker-dealer commissions from CPA® :16 Global Offering. Such revenues are offset by a corresponding expense and therefore have no impact on net income

Ticker: WPC	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified)
(in thousands except per share data)

		Diluted
	Three Months Ended	Per
Revenue Type	September 30, 2006	Share	%
Rents (1)	$21,047	$0.54
Management revenue (2)	18,238	$0.46

Rents and Management Revenue (3)	39,286	$1.00	73%

Structuring revenue (4)	3,099	$0.08
Reimbursable costs (broker-dealer commissions)	10,222	$0.26
Other income	985	$0.02

Structuring Revenue & Other Income (3)	14,306	$0.36	27%

Total (3)	$53,591	$1.36	100%

Revenue Stability
Three Months Ended September 30, 2006

		Diluted
	Nine Months Ended	Per
Revenue Type	September 30, 2006	Share	%
Rents (1)	$63,598	$1.62
Management revenue (2)	55,177	$1.41

Rents and Management Revenue (3)	118,775	$3.02	73%

Structuring revenue (4)	14,564	$0.37
Reimbursable costs (broker-dealer commissions)	26,179	$0.67
Other income	2,097	$0.05

Structuring Revenue & Other Income (3)	42,840	$1.09	27%

Total (3)	$161,615	$4.12	100%

Revenue Stability
Nine Months Ended September 30, 2006

(1)	Rents (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + revenues of other business operations.

(2)	Management revenues include management and performance revenues earned from CPA®REITs under management as well as reimbursements of expenses.

(3)	Numbers may not add up due to rounding.

(4)	Structuring revenue includes structuring fees and deferred structuring fees.

Ticker: WPC	13	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Selected Financial Ratios Analysis
September 30, 2006

	For the Quarter	For the Quarter	For the Quarter	For the Twelve Months
	Ended	Ended	Ended	Ended
Financial Strength	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Leverage
Recourse debt/Book value of equity	0%	0.3%	1.0%	2.5%
Total debt/Total market capitalization	20.2%	22.7%	22.0%	23.5%
Total debt/EBITDA	2.26	2.23	2.23	2.41
FFO/Total debt*	32.3%	38.9%	29.4%	32.1%
Coverage
EBITDA/Total interest expense	6.29	6.25	6.43	6.00
Fixed charge coverage ratio	3.58	3.90	3.99	4.08
FFO/Total interest expense*	4.59	5.42	4.22	4.63

Valuation Ratios
Price/Earnings*	19.5	14.3	23.4	20.5
Price/FFO*	12.2	8.8	11.9	10.1
Price/Revenues*	5.3	4.2	5.3	5.5
Price/Book Value of Equity	1.9	1.7	1.7	1.6

Per Share Data
Earnings*	$1.48	$1.76	$1.16	$1.25
FFO*	$2.36	$2.88	$2.28	$2.53
Revenues*	$5.45	$5.98	$5.10	$4.64
Book Value of Equity	$15.30	$15.28	$15.62	$15.57

*	Quarterly ratios are based on annualized earnings, FFO & revenues.

Definitions

(1)	Recourse debt = Company level indebtedness that is not secured by a lien.

(2)	Total debt = long-term debt = recourse debt + limited recourse mortgage debt, including adjustments for joint ventures (“JV’s”).

(3)	Total market capitalization = equity market capitalization + debt capitalization.

(4)	Fixed charge coverage ratio = EBITDA/(interest expense + scheduled principal amortization + preferred dividends (if any) + adjustments for JVs).

(5)	EBITDA = net income + interest + taxes + depreciation + amortization +/- extraordinary loss (gain) + noncash charges / gains + adjustments for JVs.

(6)	Price = Closing Price as of October 31, 2006.

(7)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	14	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Debt Summary
(pro rata basis)
September 30, 2006

	Number of
Tenant/Lease Guarantor	Properties	Fixed / Variable	Original Balance	Current Balance(11)	Interest Rate		Maturity Date

Quebecor Printing USA (GA)	1	Fixed	$7,000,000	$6,226,514	6.82%		Aug-07
Amerisure Insurance (Michigan Mutual)	1	Fixed	9,500,000	9,628,725	8.80%		Dec-07
Billipp Portfolio	7	Variable(1)	5,000,000	5,000,005	5.92%		Dec-08
SICOR, Inc. (50%)	2	Fixed	2,777,183	1,616,412	8.13%		Jan-09
Orbital Sciences Corporation	1	Fixed	15,000,000	13,001,406	7.38%		Jun-09
America West Holdings Corporation (74.58%)	1	Fixed	25,000,000	16,191,737	7.23%		Aug-09
Bell South Telecommunications	1	Fixed	5,995,498	4,071,749	8.11%		Jan-10
Unisource Worldwide, Inc.(12)	2	Fixed	7,000,000	2,424,170	9.97%		Feb-10
Hibbett Sports	1	Fixed	4,995,033	4,741,221	7.50%		Apr-10
Detroit Diesel Corporation	1	Fixed	25,000,000	9,166,275	7.96%		Jun-10
Omnicom Group, Inc.(12)	1	Fixed	4,574,481	3,414,997	8.93%		Sep-10
EnviroWorks, Inc.	1	Fixed	3,563,292	2,761,839	10.13%		Oct-10
Federal Express Corporation (40%)	3	Fixed	18,000,000	16,872,386	7.50%		Jan-11
Autozone — Series A	12	Fixed	4,099,504	1,939,596	6.85%		Jan-11
Childtime Childcare, Inc. (33.93%)	12	Fixed	2,522,816	2,362,417	7.50%		Jan-11
Pioneer Credit Recovery, Inc.	1	Fixed	6,000,000	5,656,009	7.34%		Jan-11
Autozone, Inc. — Series B	19	Fixed	6,289,699	3,010,411	6.85%		Feb-11
Sprint Spectrum, LP	1	Fixed	8,753,000	8,343,672	7.64%		Aug-11
Qwest Communications, Inc.	1	Fixed	1,594,023	1,522,077	7.50%		Jun-12
Autozone — Series C	6	Fixed	2,033,191	1,148,550	6.85%		Aug-12
BE Aerospace, Inc.	3	Fixed	9,200,000	8,770,653	6.11%		Nov-12
Faurecia (AP Parts)	1	Fixed	2,675,000	2,631,843	5.16%		Nov-12
Anthony, Inc. Industry	4	Fixed	9,285,000	9,133,942	5.11%		Nov-12
Alstom & Werner	3	Fixed	10,750,000	10,595,313	5.18%		Dec-12
SAS Pantin Invest France (75%)(2)	1	Fixed	12,683,000	8,283,636	4.92%		Jul-13
Autozone — Series D	11	Fixed	4,667,621	2,860,645	6.85%		Aug-13
Aviva France (fka Tellit Assurances -SA) (75%)(2)	1	Fixed(7)	3,300,750	2,451,691	4.49%		Aug-13
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail) (75%)(2)	1	Fixed	1,341,000	904,877	4.60%		Aug-13
SARL S3T (aka SAS Immo Invest) (80%)(2)	1	Variable(8)	1,429,728	1,310,988	4.56%		May-14
DSM Food Specialties (aka SAS Immo Invest) (80%)(2)	1	Variable(8)	1,728,672	1,084,276	4.56%		May-14
Carrefour France, SAS (22.5%)	8	Fixed	26,078,798	26,076,038	5.55%		Dec-14
Lowe’s Home Improvement Warehouse (fka Eagle Hardware)	1	Fixed	9,725,000	9,725,000	4.87%		Sep-15
Bouygues Telecom, S.A. (Tours) (95%)(2)	1	Variable(9)	9,877,469	8,070,561	3.86%		Oct-15
Dr. Pepper	2	Fixed	33,950,000	33,399,410	5.13%		Nov-15
CheckFree Holdings, Inc. (50%)	1	Fixed	15,000,000	15,000,000	6.18%		Jun-16
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%)(2)	1	Fixed(10)	16,874,000	14,458,813	5.45%		Oct-16
Hologic, Inc. (36%)	2	Fixed	6,660,000	6,073,193	6.40%		May-23
Information Resources, Inc. (33.33%)	1	Fixed	8,665,800	7,906,369	7.60%		Oct-26

Total Limited Recourse Debt(6)	118		$339,923,759	$287,837,412	6.37	%(3)

			Credit Facility(4)	$—	6.47%		May-07

			Total Debt	$287,837,412	6.38	%(5)

(1)	Fixed LIBO rate plus 1.25%

(2)	Debt balance calculated using an exchange rate of 1.2688 USD/EUR at September 30, 2006.

(3)	Reflects weighted average interest rate for the mortgage debt only.

(4)	Indicated interest rate is based on Libor + 110 bps and represents the weighted average on outstanding tranches at September 30,
2006. Floating rate subject to change depending on leverage ratios and debt ratings (if applicable).

(5)	Reflects weighted average interest rate for the entire portfolio including the line of credit debt.

(6)	Numbers may not add up due to rounding.

(7)	Loan resets itself to a 5 year French Franc swap rate index plus 85 bps every five years. Current term is fixed until 2008.

(8)	Euribor 3-month from 2 “Target days” (when target payment system is open) before each interest period, increased by 130 bps.

(9)	Euribor 3-month base index on last working day preceding quarterly payment plus 85 bps.

(10)	Loan resets itself to VDP 5-year index plus 85 bps every five years. Current rate changed in October 2006 to 4.723%.

(11)	Loan balances may be higher than the original balance due to fair value adjustments.

(12)	Debt paid off after September 30, 2006.

Ticker: WPC	15	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Mortgage Debt Maturity Profile
(pro rata basis)
September 30, 2006

Year	Balloon Payments (1)

2006	$—
2007	15,540,508
2008	5,000,000
2009	26,754,760
2010	17,691,965
2011	30,836,549
2012	28,260,046
2013	4,693,076
2014	17,738,320
2015	35,732,902
2016	18,431,533
2017	—
2018	—
2019	—
2020	—
2021	—
2022	—
2023	231,984

Total	$200,911,643

Mortgage Debt Maturity Profile

(1)	Balloon payments calculated using an exchange rate of 1.2688 USD/EUR at September 30, 2006 (where applicable).

Ticker: WPC	16	www.wpcarey.com

ACQUISITIONS & DISPOSITIONS

SECTION: ACQUISATIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Acquisitions Update

			Purchase Price			Gross Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location	(000s)	Closing Date	Property Type	Footage

Management Business

CPA®:16 - Global	Corinthian Laramie (1)	Laramie, WY	$26,020	January-06	Residential	200,440
CPA®:16 - Global	Utex Industries, Inc.	Houston, TX	14,730	March-06	Industrial	347,910
CPA®:15	OTC Expansion (1)	La Vista, NE	14,660	March-06	Warehouse/Manufacturing	137,000
CPA®:15, 16 - Global	OBI Group	16 locations throughout Poland	183,300	March-06	Retail	1,621,773
CPA®:16 - Global	Datastream Systems, Inc	Greenville, SC	16,308	March-06	Office	124,836
CPA®:16 - Global	Kings Super Markets, Inc.	6 locations in New Jersey	48,398	April-06	Retail	136,856
CPA®:16 - Global	Hilite International	Marktheidenfeld, Germany	24,343	May-06	Manufacturing	194,220
CPA®:16 - Global	Integrated Distribution Systems Expansion (1) (3)	Lamlukka & Bangpa, Thailand	6,434	June-06	Manufacturing	118,026
CPA®:16 - Global	The Cheese Works Limited	Ringwood, NJ and Alameda, CA	10,521	June-06	Warehouse/Distribution	74,832
CPA®:16 - Global	Good Time Stores (Alon USA)	El Paso, TX	23,677	July-06	Warehouse	62,274
CPA®:16 - Global	International Imaging Materials (IIMAK)	Amherst, NY	15,782	August-06	Manufacturing	271,123
CPA®:16 - Global	Bob’s Discount Furniture Expansion (1)	Norwich, CT	13,152	September-06	Warehouse/Distribution	213,000
CPA®:16 - Global	IDS Malaysia	Shah Alam, Malaysia	10,899	September-06	Manufacturing	351,947
CPA®:16 - Global	Hotel Operator (1)	Bloomington, MN	49,507	September-06	Hospitality	169,827
CPA®:16 - Global, LLC	Consolidated Systems	Columbia, SC	17,881	October-06	Manufacturing	564,509
CPA®:16 - Global	Provo Craft & Novelty, Inc.	Spanish Fork, UT	12,596	October-06	Warehouse/Distribution	212,685
CPA®:16 - Global	LifePort, Inc.	Woodland, WA & Georgetown, TX	6,806	October-06	Industrial & Office	69,849

	Total (2)		$495,013			4,871,107

(1)	Represents a build-to-suit transaction or facility expansion. Gross Square Footage and Costs are estimates.

(2)	Numbers may not add up due to rounding.

(3)	Transaction took place in 2005; expansion completed and placed into service in June 2006.

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Dispositions Update

				Sale Price
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Disposition Date	(000s)
Real Estate Business

WPC LLC	Quebecor	Olive Branch, MS	Apr-06	$7,646
WPC LLC	Winn Dixie	Bay Minette, AL	May-06	520
WPC LLC	Gibson Greeting	Amberley Village, OH	June-06	6,250
WPC LLC	Red Bank	Cincinnati, OH	Sep-06	10,001
WPC LLC	Excel	Reno, NV	Oct-06	8,000

	Subtotal			$32,417

Management Business

CPA®:12	Rheometric	Piscataway, NJ	Feb-06	$3,850
CPA®:15	Trends	Miami, FL	Mar-06	17,980
CPA®:14	Celestica (Mayo Clinic)	Rochester, MN	May-06	36,875
CPA®:12	Remec - Spectrian (Java Drive)	Sunnyvale, CA	May-06	10,400
CPA®:15	Clear Channel	New York, NY	Jun-06	208,000
CPA®:15	UK Logic	Rotherham, UK	Jun-06	5,197
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Burnsville, MN	Jul-06	4,082
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Brooklyn Center, MN	Jul-06	2,017
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Bloomington, MN	Jul-06	3,686
CPA®:12, 14, 15	Starmark Camhood LLC (Wellbridge)	Minnetonka, MN	Jul-06	215
CPA®:12, 14	Etec Systems (Applied Materials)	Hayward, CA	Oct-06	98,693
CPA®:12	Balanced Care	Mechanicsburg, PA	Oct-06	7,000

	Subtotal			$397,995

	Total			$430,412

Ticker: WPC	www.wpcarey.com

PORTFOLIO ANALYSIS

SECTION: ACQUISATIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution
September 30, 2006
Based on Ongoing Rental Income

	Annualized	Percentage of Total	Percentage of
Top Ten Tenants/Lease Guarantors	Rent	Annualized Rent	Revenue(1)

Dr Pepper/Seven Up Bottling Group	$4,683,737	5.5%	2.2%
Detroit Diesel Corporation	4,634,253	5.4%	2.2%
Bouygues Telecom, S.A.	3,830,827	4.5%	1.8%
Carrefour France, S.A.	3,701,421	4.3%	1.7%
Orbital Sciences Corporation	3,022,947	3.5%	1.4%
Federal Express Corporation	3,015,966	3.5%	1.4%
The Titan Corporation	2,862,068	3.3%	1.3%
America West Holdings Corporation	2,837,889	3.3%	1.3%
CheckFree Holdings, Inc.	2,301,768	2.7%	1.1%
AutoZone, Inc.	2,216,594	2.6%	1.0%

Percentage of Total	Number of Tenants/Lease
Annualized Rent	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	0
7.5% > , ≥ 5.0%	2
5.0% > , ≥ 2.5%	8
2.5% > rent	96

Number of Tenants/Lease
Percentage of Revenue (1)	Guarantors

10.0% < rent	0
10.0% > , ≥ 7.5%	0
7.5% > , ≥ 5.0%	0
5.0% > , ≥ 2.5%	0
2.5% > rent	106

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type
September 30, 2006

Property Type	Square Footage (2)	Percent

Industrial	8,365,055	52.1%
Warehouse/Distribution	4,313,893	26.8%
Office	2,190,441	13.6%
Retail	1,011,777	6.3%
Hospitality	158,000	1.0%
Other (3)	28,619	0.2%

Total (4)	16,067,785	100.0%

Portfolio Diversification by Property Type
(based on square footage)

Property Type	Annualized Rent(1)	Percent

Industrial	$32,624,383	38.1%
Office	30,503,260	35.6%
Warehouse/Distribution	14,537,901	17.0%
Retail	6,164,974	7.2%
Hospitality	1,200,000	1.4%
Other(3)	614,537	0.7%

Total(4)	$85,645,055	100.0%

Portfolio Diversification by Property Type
(based on annualized rents)

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Reflects land used for educational purposes, research, and unoccupied land.

(4)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry
September 30, 2006

	Annualized	Percentage of
Industry Type (1)	Rent	Rent (2)

Manufacturing	$33,174,742	38.7%
Information	12,338,522	14.4%
Wholesale Trade	10,905,393	12.7%
Retail Trade	8,743,822	10.2%
Transportation and Warehousing	7,337,197	8.6%
Professional, Scientific and Technical Services	6,319,343	7.4%
Finance and Insurance	2,740,271	3.2%
Accommodation and Food Services	1,209,000	1.4%
Public Administration	876,556	1.0%
Construction	823,077	1.0%
Health Care and Social Assistance	593,948	0.7%
Other (3)	412,772	0.5%
Educational Services	170,412	0.2%

Total (4)	$85,645,055	100.0%

(1)	Based on the North American Industry Classification System (NAICS) and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects land used for Administrative, Support, Waste Management, Remediation Services, Arts, Entertainment & Recreation, Real Estate and Rental and Leasing and Other Services.

(4)	Numbers may not add up due to rounding.
Diversification by Industry
(based on annualized rents)

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography
September 30, 2006

Region	Square Footage (2)	Percentage

Midwest	4,688,788	29.2%
South	4,556,237	28.4%
East	3,470,251	21.6%
West	2,323,862	14.5%
Europe	1,028,647	6.4%

Total	16,067,785	100.0%

Portfolio Diversification by Geography
(based on square footage)

Region	Annualized Rent(1)	Percentage

South	$26,197,356	30.6%
West	19,993,873	23.3%
Midwest	16,216,691	18.9%
East	12,951,091	15.1%
Europe	10,286,044	12.0%

Total(3)	$85,645,055	100.0%

Portfolio Diversification by Geography
(based on annualized rents)

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis
September 30, 2006

Year of	Number of	Annualized	Percentage of Total	Average Years to
Lease Expiration	Leases	Rents (1)	Annualized Rents	Maturity
2006	14	$1,390,131	1.6%	0.25
2007	20	7,569,403	8.8%	1.25
2008	16	4,565,642	5.3%	2.25
2009	17	12,005,151	14.0%	3.25
2010	25	10,483,415	12.2%	4.25
2011	59	10,384,393	12.1%	5.25
2012	18	5,927,620	6.9%	6.25
2013	17	5,703,730	6.7%	7.25
2014	7	9,176,632	10.7%	8.25
2015	7	3,345,643	3.9%	9.25
2016	15	1,592,715	1.9%	10.25
2017	7	1,485,809	1.7%	11.25
2018	3	3,161,852	3.7%	12.25
2019	4	2,746,528	3.2%	13.25
2020	1	4,634,253	5.4%	14.25
2021	—	—	0.0%	15.25
2022	3	1,472,138	1.7%	16.25

Total (2)	233	$85,645,055	100%

Weighted Average Years to Maturity:			6.32

Lease Expiration and Portfolio Maturity Analysis

(1)	Month to month properties are counted in current year’s revenue stream.

(2)	Numbers may not add up due to rounding.

Ticker: WPC	www.wpcarey.com

EXHIBITS(1)

(1) Sources for Exhibits A, B, C and D include a) September 30, 2006, June 30, 2006 and March 31, 2006 Forms 10-Q b) 2005 Form 10-K c) Company Press Releases.

EXHIBIT A
W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands except share amounts)

	The Company	The Company	The Company	The Company
	Consolidated as of	Consolidated as of	Consolidated as of	Consolidated as of
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
ASSETS:
Real estate, net	$488,436	$489,591	$492,859	$454,478
Net investment in direct financing leases	115,406	117,250	118,995	131,975
Equity investments in real estate	146,846	140,286	133,822	134,567
Operating real estate, net	7,560	7,657	7,761	7,865
Assets held for sale	5,517	16,064	24,870	18,815
Cash and cash equivalents	17,999	15,593	14,833	13,014
Due from affiliates	83,111	78,939	76,417	82,933
Goodwill	63,607	63,607	63,607	63,607
Intangible assets, net	33,494	35,821	38,250	40,700
Other assets, net	34,637	33,114	28,661	35,308

Total assets	$996,613	$997,922	$1,000,075	$983,262

LIABILITIES AND MEMBERS’ EQUITY:
Liabilities:
Limited recourse mortgage notes payable	$251,654	$253,897	$245,523	$226,701
Limited recourse mortgage notes payable on assets held for sale	—	—	4,373	4,412
Credit facility	—	2,000	6,000	15,000
Accrued interest	1,760	1,696	1,647	2,036
Distributions payable	17,340	17,234	17,073	16,963
Due to affiliates	1,120	1,069	1,035	2,994
Deferred revenue	33,771	29,787	26,544	23,085
Accounts payable and accrued expense	24,987	25,679	18,690	23,002
Prepaid and deferred rental income and security deposits	4,898	4,905	6,553	4,414
Accrued income taxes	466	483	6,305	634
Deferred income taxes, net	39,322	38,787	37,860	39,908
Other liabilities	12,393	12,647	13,147	12,956

Total liabilities	387,711	388,184	384,750	372,105

Minority interest in consolidated entities	7,493	7,443	12,049	3,689

Commitments and contingencies
Members’ equity:
Listed shares, no par value; 38,117,923; 38,054,358; 37,778,129; and 37,706,247 shares issued and outstanding, respectively	742,195	740,247	736,803	740,593
Distributions in excess of accumulated earnings	(140,471)	(137,436)	(137,188)	(131,178)
Unearned compensation	—	—	—	(5,119)
Accumulated other comprehensive income	(315)	(516)	3,661	3,172

Total members’ equity	601,409	602,295	603,276	607,468

Total liabilities and members’ equity	$996,613	$997,922	$1,000,075	$983,262

Ticker: WPC	www.wpcarey.com

EXHIBIT B
W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	For the Nine	For the Quarter	For the Quarter	For the Quarter	For the Year
	Months Ended	Ended	Ended	Ended	Ended
	September 30, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
REVENUES:
Asset management income	$43,478	$14,364	$14,752	$17,360	$62,294
Structuring revenue	15,788	3,434	2,462	9,892	28,197
Reimbursed costs from affiliates	36,654	13,762	19,894	—	—
Rental income	44,993	15,196	14,975	14,822	52,386
Interest income from direct financing leases	10,182	3,334	3,427	3,421	17,149
Other operating income	1,937	985	432	528	6,592
Revenues of other business operations	5,109	1,529	1,717	1,863	7,499

	158,141	52,604	57,659	47,886	174,117

OPERATING EXPENSES:
General and administrative	(29,829)	(8,800)	(9,871)	(14,156)	(55,184)
Reimbursable costs	(36,654)	(13,762)	(19,894)	—	—
Depreciation	(10,984)	(3,707)	(3,658)	(3,645)	(11,939)
Amortization	(6,730)	(2,168)	(2,278)	(2,284)	(8,813)
Property expenses	(5,652)	(2,449)	(1,442)	(1,837)	(7,396)
Impairment charges	—	—	—	—	(15,154)
Operating expenses of other business operations	(4,414)	(1,381)	(1,466)	(1,567)	(6,327)

	(94,263)	(32,267)	(38,609)	(23,489)	(104,813)

OTHER INCOME AND EXPENSES:
Other interest income	2,369	836	806	727	3,511
Income from equity investments	5,726	2,932	1,244	1,550	5,182
Minority interest in (income) loss in real estate	(568)	40	254	(862)	(264)
Gain on foreign currency transactions and other gains, net	5,723	245	5,228	250	1,305
Interest expense	(13,324)	(4,395)	(4,541)	(4,388)	(16,787)

	(74)	(342)	2,991	(2,723)	(7,053)

Income from continuing operations before income taxes	63,804	19,995	22,041	21,674	62,251
Provision for income taxes	(16,300)	(5,580)	(3,998)	(6,722)	(19,390)

Income from continuing operations	47,504	14,415	18,043	14,952	42,861

DISCONTINUED OPERATIONS:
(Loss) income from operations of discontinued properties	(1,288)	75	(739)	(530)	1,885
(Loss) gain on sale of real estate	(185)	(185)	—	—	10,474
Impairment charges on assets held for sale	(3,357)	—	—	(3,357)	(6,616)

(Loss) income from discontinued operations	(4,830)	(110)	(739)	(3,887)	5,743

NET INCOME	$42,674	$14,305	$17,304	$11,065	$48,604

BASIC EARNINGS PER SHARE:
Income from continuing operations	$1.26	$0.38	$0.48	$0.40	$1.14
(Loss) income from discontinued operations	(0.13)	—	(0.02)	(0.10)	0.15

Net income	$1.13	$0.38	$0.46	$0.30	$1.29

DILUTED EARNINGS PER SHARE:
Income from continuing operations	$1.22	$0.37	$0.46	$0.39	$1.10
(Loss) income from discontinued operations	(0.12)	—	(0.02)	(0.10)	0.15

Net income	$1.10	$0.37	$0.44	$0.29	$1.25

DIVIDENDS DECLARED PER SHARE:	$1.362	$0.456	$0.454	$0.452	$1.79

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	37,880,778	38,034,590	37,876,079	37,727,782	37,688,835

Diluted	39,215,134	39,303,948	39,346,537	38,627,267	39,020,801

Ticker: WPC	www.wpcarey.com

EXHIBIT C
W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	For the Nine	For the Six	For the Quarter	For the Year
	Months Ended	Months Ended	Ended	Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Cash flows from operating activities:
Net income	$42,674	$28,369	$11,065	$48,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	18,757	12,625	6,136	21,623
Income from equity investments in real estate in excess of distributions received	(324)	(202)	(247)	479
Gain on sale of real estate and investments	(4,615)	(4,800)	—	(10,570)
Minority interest in income	568	608	862	264
Recognition of deferred gain on completion of development project	—	—	—	(2,000)
Straight-line rent adjustments	2,343	1,612	732	3,776
Management income received in shares of affiliates	(23,721)	(15,816)	(7,892)	(31,858)
Costs paid by issuance of shares	—	—	—	201
Unrealized (gain) loss on foreign currency transactions and warrants	(781)	(577)	(165)	779
Impairment charges	3,357	3,348	3,357	21,770
Deferred income taxes	(586)	(1,121)	(2,048)	1,549
Realized (gain) loss on foreign currency transaction	(142)	(102)	(85)	19
(Decrease) increase in accrued income taxes	(168)	(151)	5,671	(3,274)
Decrease in prepaid taxes	1,199	1,279	706	—
Tax charge — share incentive plan	—	—	—	604
Increase in structuring revenue receivable	(3,039)	(3,039)	(3,039)	(5,304)
Deferred acquisition fees received	12,543	12,543	12,543	8,961
Amortization of unearned compensation	2,520	1,639	719	3,936
Net changes in other operating assets and liabilities	(1,725)	(650)	(2,968)	(6,852)

Net cash provided by operating activities	48,860	35,565	25,347	52,707

Cash flows from investing activities:
Distributions received from equity investments in real estate in excess of equity income	4,669	3,106	1,400	6,164
Capital expenditures	(4,194)	(3,874)	(674)	(2,975)
Payment of deferred acquisition revenue to an affiliate	(524)	(524)	(524)	(524)
Purchase of investment	(150)	(150)	—	(465)
Loan to affiliate	(84,000)	(84,000)	—	—
Proceeds from repayment of loan to affiliate	84,000	84,000	—	—
Proceeds from sales of property and investments	32,350	22,471	—	45,542
Funds placed in escrow in connection with the sale of property and investments	(9,314)	(9,163)	—	—

Net cash provided by investing activities	22,837	11,866	202	47,742

Cash flows from financing activities:
Distributions paid	(51,590)	(34,356)	(16,965)	(67,004)
Contributions from minority interests	1,646	1,161	506	1,539
Distributions to minority interests	(5,415)	(5,075)	(136)	(355)
Scheduled payments of mortgage principal	(9,191)	(5,705)	(2,916)	(9,229)
Proceeds from mortgages and credit facility	83,000	55,000	10,000	121,764
Prepayments of mortgages principal and credit facility	(92,971)	(62,971)	(19,000)	(151,893)
Release of funds from escrow in connection with the financing of properties	4,031	4,031	4,031	—
Payment of financing costs	(815)	(472)	(217)	(797)
Proceeds from issuance of shares	6,251	3,652	1,323	4,400
Excess tax benefits associated with stock based compensation awards	193	271	77	—
Retirement of shares	(1,935)	(482)	(482)	(2,206)

Net cash used in financing activities:	(66,796)	(44,946)	(23,779)	(103,781)

Effect of exchange rate changes on cash	84	94	49	(369)

Net increase (decrease) in cash and cash equivalents	4,985	2,579	1,819	(3,701)
Cash and cash equivalents, beginning of period	13,014	13,014	13,014	16,715

Cash and cash equivalents, end of period	$17,999	$15,593	$14,833	$13,014

Ticker: WPC	www.wpcarey.com

EXHIBIT D
W. P. CAREY & CO. LLC
     Quarterly Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share amounts)

	For the Quarter	For the Quarter	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Net income	$14,305	$17,304	$11,065	$11,488
Loss(gain) on sale of real estate, net	185	—	—	(3,355)
FFO of equity investees in excess of equity income	1,646	3,175	2,825	2,833
Depreciation, amortization, deferred taxes and other non-cash charges	6,529	7,270	4,125	6,396
FFO applicable to minority investees in excess of minority income	(178)	(181)	(237)	(183)
Straight-line rents	786	866	691	1,119
Impairment charges	—	—	3,357	5,949

Funds From Operations (FFO)	$23,273	$28,434	$21,826	$24,247

Weighted Average Listed Shares Outstanding
Basic	38,034,590	37,670,305	37,727,782	37,762,361
Diluted	39,303,948	39,346,537	38,627,267	38,674,396
FFO per Share
Basic	$0.61	$0.75	$0.58	$0.64
Diluted	$0.59	$0.72	$0.57	$0.63

Ticker: WPC	www.wpcarey.com

EXHIBIT E
W. P. CAREY & CO. LLC
Detailed Property Summary
September 30, 2006

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Dr Pepper/Seven Up Bottling Group	Irving, TX	Industrial	Manufacturing	South	459,497	$2,841,153	3.32%	CPI	June-14	June-14
Dr Pepper/Seven Up Bottling Group	Houston, TX	Industrial	Manufacturing	South	262,450	1,842,584	2.15%	CPI	June-14	June-14

Dr Pepper/Seven Up Bottling Group Total					721,947	4,683,737	5.47%

Detroit Diesel Corporation	Detroit, MI	Industrial	Manufacturing	Midwest	2,730,750	4,634,253	5.41%	PPI	June-20	June-30

Detroit Diesel Corporation Total					2,730,750	4,634,253	5.41%

Bouygues Telecom, S.A.(1)	Tours, France	Office	Information	Europe	102,237	1,420,805	1.66%	INSEE (2)	September-09	September-12
Bouygues Telecom, S.A.(3)	Illkirch-Graffenstaden, France	Office	Information	Europe	80,729	2,410,022	2.81%	INSEE (2)	December-08	July-13

Bouygues Telecom, S.A. Total					182,966	3,830,827	4.47%

Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	62,349	387,046	0.45%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	1,276	7,924	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,136	13,261	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	66,285	339,740	0.40%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	1,255	6,430	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	293	1,501	0.00%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	87,334	509,646	0.60%	INSEE (2)	November-12	November-12
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	85,602	491,060	0.57%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	29,617	169,902	0.20%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	3,696	21,201	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	1,424	8,169	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	53,032	244,359	0.29%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	33,638	154,994	0.18%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	49,736	317,612	0.37%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	74,846	477,962	0.56%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Ploufragen, France	Warehouse/Distribution	Retail Trade	Europe	60,221	296,226	0.35%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	48,760	254,388	0.30%	INSEE (2)	December-11	December-11

Carrefour France, SAS (4) Total					661,500	3,701,421	4.32%

Orbital Sciences Corporation	Chandler, AZ	Industrial	Manufacturing	West	335,307	3,022,947	3.53%	CPI	September-09	September-29

Orbital Sciences Corporation Total					335,307	3,022,947	3.53%

Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.80%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.80%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.80%	CPI	August-19	November-29
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	686,632	0.80%	CPI	August-19	November-29
Federal Express Corporation (5)	College Station, TX	Warehouse/Distribution	Transportation and Warehousing	South	12,080	68,400	0.08%	Stated	April-07	April-07
Federal Express Corporation (5)	Corpus Christi, TX	Warehouse/Distribution	Transportation and Warehousing	South	30,212	201,037	0.23%	Stated	May-07	May-12

Federal Express Corporation (5) Total					198,444	3,015,965	3.52%

Titan Corporation, The	San Diego, CA	Office	Manufacturing	West	166,403	2,862,068	3.34%	CPI	July-12	July-17

Titan Corporation, The Total					166,403	2,862,068	3.34%

America West Holdings Corporation (6)	Tempe, AZ	Office	Transportation and Warehousing	West	167,913	2,837,889	3.31%	CPI	April-14	November-29

America West Holdings Corporation (6) Total					167,913	2,837,889	3.31%

CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	50,063	899,886	1.05%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	34,150	763,523	0.89%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	26,125	575,991	0.67%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	1	62,368	0.07%	CPI	December-15	December-30

CheckFree Holdings, Inc. (7) Total					110,339	2,301,768	2.69%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.04%	% Sales	August-13	August-37
AutoZone, Inc.	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.03%	% Sales	March-09	March-14
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.03%	% Sales	April-09	April-09
AutoZone, Inc.	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.05%	% Sales	August-12	December-37
AutoZone, Inc.	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.06%	% Sales	August-12	December-37
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.06%	% Sales	August-12	December-37
AutoZone, Inc.	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.06%	% Sales	January-11	February-26
AutoZone, Inc.	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	February-26
AutoZone, Inc.	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	February-26
AutoZone, Inc.	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.04%	% Sales	August-12	December-37
AutoZone, Inc.	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.03%	% Sales	October-10	March-35
AutoZone, Inc.	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	% Sales	October-10	March-35
AutoZone, Inc.	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.06%	% Sales	August-13	December-38
AutoZone, Inc.	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.05%	% Sales	August-13	December-38
AutoZone, Inc.	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.06%	% Sales	August-13	December-38
AutoZone, Inc.	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	% Sales	October-08	October-13
AutoZone, Inc.	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.03%	% Sales	May-09	May-14
AutoZone, Inc.	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.06%	% Sales	January-11	February-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	February-26
AutoZone, Inc.	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	February-26
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.05%	% Sales	January-11	February-26
AutoZone, Inc.	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	February-26
AutoZone, Inc.	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.06%	% Sales	August-13	December-38
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.07%	% Sales	August-13	December-38

AutoZone, Inc. Total					302,230	2,216,594	2.59%

Quebecor Printing USA	Doraville, GA	Industrial	Manufacturing	South	432,559	1,940,625	2.27%	CPI	December-09	December-34

Quebecor Printing USA Total					432,559	1,940,625	2.27%

Lucent Technologies, Inc.	Charlotte, NC	Industrial	Wholesale Trade	East	568,670	1,918,333	2.24%	None	March-07	March-12

Lucent Technologies, Inc. Total					568,670	1,918,333	2.24%

Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	30,797	683,141	0.80%	CPI	October-13	October-23
Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	53,195	1,179,801	1.38%	CPI	October-13	October-23

Information Resources, Inc. (8) Total					83,992	1,862,942	2.18%

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Glendora, CA	Office	Manufacturing	West	25,000	489,246	0.57%	CPI	December-18	December-43
Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Romulus, MI	Industrial	Manufacturing	Midwest	220,000	1,281,052	1.50%	CPI	December-18	December-43

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc) Total					245,000	1,770,298	2.07%

Unisource Worldwide, Inc.	Anchorage, AK	Warehouse/Distribution	Wholesale Trade	West	44,712	344,803	0.40%	Stated	December-09	December-29
Unisource Worldwide, Inc.	Commerce, CA	Warehouse/Distribution	Wholesale Trade	West	411,561	1,422,080	1.66%	Stated	April-10	April-30

Unisource Worldwide, Inc. Total					456,273	1,766,883	2.06%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	309,030	1,015,205	1.19%	CPI	June-08	June-28
Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	212,210	705,481	0.82%	CPI	June-08	June-28

Brodart Company Total					521,240	1,720,686	2.01%

Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	260,160	1,192,284	1.39%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	109,377	501,237	0.59%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	5,292	24,220	0.03%	CPI	March-10	March-35

Fiskars, Inc. (aka enviroWorks) Total					374,829	1,717,741	2.01%

SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	35,951	835,705	0.98%	CPI	July-09	July-49
SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	36,205	835,705	0.98%	CPI	July-09	July-49

SICOR, Inc. Total					72,156	1,671,410	1.95%

CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Accomodation and Food Services	South	614,274	958,496	1.12%	CPI	December-10	December-15
CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Accomodation and Food Services	South	391,896	611,504	0.71%	CPI	December-10	December-15

CSS Industries, Inc. (Cleo, Inc) Total					1,006,170	1,570,000	1.83%

BE Aerospace, Inc.	Lenexa, KS	Industrial	Manufacturing	Midwest	130,094	617,799	0.72%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Warehouse/Distribution	Manufacturing	East	90,800	248,458	0.29%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	74,026	202,553	0.24%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	50,200	137,364	0.16%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Office	Manufacturing	East	43,788	119,813	0.14%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	15,402	42,146	0.05%	Stated	September-17	September-37
BE Aerospace, Inc.	Dallas, TX	Industrial	Manufacturing	South	22,680	117,676	0.14%	Stated	September-17	September-37

BE Aerospace, Inc. Total					426,990	1,485,809	1.73%

Sprint Spectrum, L.P.	Rio Rancho, NM	Office	Information	West	94,730	1,424,561	1.66%	None	May-11	May-21

Sprint Spectrum, L.P. Total					94,730	1,424,561	1.66%

Lowe’s Home Improvement Warehouse	Bellevue, WA	Retail	Wholesale Trade	West	143,352	1,391,554	1.62%	CPI & % Sales	August-18	August-18

Lowe’s Home Improvement Warehouse Total					143,352	1,391,554	1.62%

Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	67,160	729,195	0.85%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	22,557	246,235	0.29%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	38,037	406,826	0.48%	None	December-07	December-28

Amerisure Mutual Insurance Co. Total					127,754	1,382,256	1.61%

BellSouth Telecommunications	Lafayette, LA	Office	Information	South	66,846	1,351,150	1.58%	Stated	December-09	December-39

BellSouth Telecommunications Total					66,846	1,351,150	1.58%

AT&T Corporation	Bridgeton, MO	Industrial	Information	Midwest	85,510	1,257,410	1.47%	Stated	September-11	June-21

AT&T Corporation Total					85,510	1,257,410	1.47%

United States Postal Service (Bloomington, IL)	Bloomingdale, IL	Office	Transportation and Warehousing	Midwest	60,000	1,233,000	1.44%	Stated	April-11	April-11

United States Postal Service (Bloomington, IL) Total					60,000	1,233,000	1.44%

Livho Inc. (Holiday Inn)	Livonia, MI	Hospitality	Accomodation and Food Services	Midwest	158,000	1,200,000	1.40%	Stated	January-07	January-08

Livho Inc. Total					158,000	1,200,000	1.40%

Hologic, Inc. (9)	Danbury, CT	Industrial	Manufacturing	East	22,335	210,526	0.25%	CPI	August-22	August-42
Hologic, Inc. (9)	Bedford, MA	Industrial	Manufacturing	East	74,520	925,612	1.08%	CPI	August-22	August-42

Hologic, Inc. (9) Total					96,855	1,136,138	1.33%

Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	7,220	43,127	0.05%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	40,285	240,527	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	39,920	238,343	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	95,420	569,819	0.67%	CPI/Market	May-12	May-12

Anthony’s Manufacturing Company, Inc. Total					182,845	1,091,816	1.27%

Omnicom Group, Inc.	Venice, CA	Office	Professional, Scientific and Technical Services	West	77,719	1,082,685	1.26%	Stated	September-10	September-30

Omnicom Group, Inc. Total					77,719	1,082,685	1.26%

Lockheed Martin Corporation	King of Prussia, PA	Office	Professional, Scientific and Technical Services	East	88,578	819,347	0.96%	Stated	July-08	July-08
Lockheed Martin Corporation	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	30,176	241,416	0.28%	Stated	December-07	December-07

Lockheed Martin Corporation Total					118,754	1,060,763	1.24%

Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	409,600	762,048	0.89%	CPI	July-15	July-21
Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	162,604	274,365	0.32%	CPI	July-15	July-21

Werner Co. Total					572,204	1,036,413	1.21%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

United Stationers Supply Company	New Orleans, LA	Warehouse/Distribution	Wholesale Trade	South	59,000	366,539	0.43%	CPI	March-10	March-30
United Stationers Supply Company	Memphis, TN	Warehouse/Distribution	Wholesale Trade	South	75,000	317,385	0.37%	CPI	March-10	March-30
United Stationers Supply Company	San Antonio, TX	Warehouse/Distribution	Wholesale Trade	South	63,098	350,913	0.41%	CPI	March-10	March-30

United Stationers Supply Company Total					197,098	1,034,837	1.21%

United Space Alliance LLC	Webster, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	88,200	505,020	0.59%	Stated	September-06	September-16
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	38,150	381,500	0.45%	None	April-06	April-11
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	7,151	71,508	0.08%	None	April-06	April-11
United Space Alliance LLC	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	6,104	61,040	0.07%	None	April-06	April-11

United Space Alliance LLC Total					139,605	1,019,068	1.19%

Wal-Mart Stores, Inc.	West Mifflin, PA	Retail	Retail Trade	East	121,053	1,017,233	1.19%	CPI	January-07	January-37

Wal-Mart Stores, Inc. Total					121,053	1,017,233	1.19%

GATX Logistics, Inc. (aka Sears logistics services)	Jacksonville, FL	Warehouse/Distribution	Wholesale Trade	South	240,000	969,946	1.13%	None	September-07	September-07

GATX Logistics, Inc. (aka Sears logistics services) Total					240,000	969,946	1.13%

Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	233,205	949,663	1.11%	CPI	December-10	December-20

Swat-Fame, Inc. (City of Industry, CA) Total					233,205	949,663	1.11%

Pre Finish Metals, Inc.	Walbridge, OH	Industrial	Manufacturing	Midwest	313,704	892,091	1.04%	CPI	June-08	June-28

Pre Finish Metals, Inc. Total					313,704	892,091	1.04%

NVR L.P. (aka NV Ryan, Inc.)	Thurmont, MD	Industrial	Construction	East	150,468	687,992	0.80%	CPI	March-14	March-30
NVR L.P. (aka NV Ryan, Inc.)	Farmington, NY	Industrial	Construction	East	29,273	132,805	0.16%	CPI	March-14	March-30

NVR L.P. (aka NV Ryan, Inc.) Total					179,741	820,797	0.96%

Hibbett Sporting Goods, Inc.	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	819,935	0.96%	CPI	December-14	December-29

Hibbett Sporting Goods, Inc. Total					219,312	819,935	0.96%

AMS Holding Group (Vertafore, Inc.)	College Station, TX	Office	Information	South	52,552	765,101	0.89%	Stated	December-09	December-15

AMS Holding Group (Vertafore, Inc.) Total					52,552	765,101	0.89%

Bell South Entertainment, Inc.	Ft. Lauderdale, FL	Warehouse/Distribution	Information	South	80,450	593,664	0.69%	Stated	June-09	June-19

Bell South Entertainment, Inc. Total					80,450	593,664	0.69%

Western Union Financial Services, Inc.	Bridgeton, MO	Office	Finance and Insurance	Midwest	78,080	573,221	0.67%	Stated	November-16	November-26

Western Union Financial Services, Inc. Total					78,080	573,221	0.67%

Aviva France (fka Tellit Assurances — Sun Alliance) (3)	Rouen, France	Office	Finance and Insurance	Europe	27,593	581,141	0.68%	INSEE (2)	September-10	September-10

Aviva France (fka Tellit Assurances — Sun Alliance) (3) Total					27,593	581,141	0.68%

Deloro Stellite (DS) Group Ltd. Total	Goshen, IN	Industrial	Manufacturing	Midwest	52,000	563,715	0.66%	CPI	February-10	February-35

Deloro Stellite (DS) Group Ltd. Total Total					52,000	563,715	0.66%

Yale Security, Inc.	Lemont, IL	Industrial	Manufacturing	Midwest	113,133	519,000	0.61%	Stated	March-11	March-11

Yale Security, Inc. Total					113,133	519,000	0.61%

Childtime Childcare, Inc. (10)	Chandler, AZ	Other Properties	Health Care and Social Assistance	West	2,026	35,254	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tucson, AZ	Other Properties	Health Care and Social Assistance	West	2,165	36,751	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Alhambra, CA	Other Properties	Health Care and Social Assistance	West	2,262	53,011	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Chino, CA	Other Properties	Health Care and Social Assistance	West	2,166	46,300	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Garden Grove, CA	Other Properties	Health Care and Social Assistance	West	2,848	45,526	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tustin, CA	Other Properties	Health Care and Social Assistance	West	2,264	52,598	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,472	26,376	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Canton, MI	Other Properties	Health Care and Social Assistance	Midwest	2,311	47,797	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,787	34,583	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Carrollton, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Duncanville, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Lewisville, TX	Other Properties	Health Care and Social Assistance	South	2,440	45,991	0.05%	CPI	January-16	January-41

Childtime Childcare, Inc. (10) Total					28,617	516,169	0.60%

ALCOA Inc	Salisbury, NC	Warehouse/Distribution	Manufacturing	East	200,000	471,082	0.55%	Stated	June-10	June-20

ALCOA Inc Total					200,000	471,082	0.55%

Jada Toys, Inc.	City of Industry, CA	Industrial	Manufacturing	West	92,595	444,000	0.52%	None	April-12	April-17

Jada Toys, Inc. Total					92,595	444,000	0.52%

Alstom Power Inc.	Erlanger, KY	Warehouse/Distribution	Professional, Scientific and Technical Services	East	197,400	443,370	0.52%	Stated	May-13	May-13

Alstom Power Inc. Total					197,400	443,370	0.52%

Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	35,784	85,882	0.10%	CPI	March-07	March-37
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Wholesale Trade	South	21,932	34,745	0.04%	CPI	March-12	March-22
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Wholesale Trade	South	64,358	295,611	0.35%	Stated	January-09	January-24

Affiliated Foods Southwest, Inc. Total					122,074	416,238	0.49%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Laboratoires Nycomed Amersham (3)	Paris, France	Office	Manufacturing	Europe	15,404	407,179	0.48%	INSEE (2)	January-10	June-15

Laboratoires Nycomed Amersham (3) Total					15,404	407,179	0.48%

Kmart Corporation	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.21%	None	May-11	May-26
Kmart Corporation	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.25%	None	March-11	March-26

Kmart Corporation Total					192,778	390,000	0.46%

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Professional, Scientific and Technical Services	South	34,300	296,352	0.35%	Stated	December-11	December-14
Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Professional, Scientific and Technical Services	South	8,580	74,217	0.09%	Stated	December-11	December-14

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.) Total					42,880	370,569	0.43%

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.)	Toledo, OH	Office	Manufacturing	Midwest	61,000	336,000	0.39%	CPI	November-22	November-22

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.) Total					61,000	336,000	0.39%

Pioneer Credit Recovery, Inc.	Moorestown, NJ	Office	Administrative and Support and Waste Management and Remediation Services	East	30,000	330,000	0.39%	Fixed	April-12	April-18

Pioneer Credit Recovery, Inc. Total					30,000	330,000	0.39%

S&ME, Inc.	Raleigh, NC	Office	Professional, Scientific and Technical Services	East	27,770	291,204	0.34%	Stated	July-16	July-26

S&ME, Inc. Total					27,770	291,204	0.34%

Roof Center, Inc., The	Manassas, VA	Industrial	Wholesale Trade	East	60,446	285,115	0.33%	Fixed	July-09	July-09

Roof Center, Inc., The Total					60,446	285,115	0.33%

Direction Regional des Affaires Sanitaires et Sociales (DRASS) (3)	Rouen, France	Office	Public Administration	Europe	19,214	282,597	0.33%	INSEE (2)	March-06	March-06

Direction Regional des Affaires Sanitaires et Sociales (3) Total					19,214	282,597	0.33%

SARL S3T (11)	Joue Les Tours, France	Warehouse	Information	Europe	55,594	281,433	0.33%	INSEE (2)	May-08	May-08

SARL S3T (11) Total					55,594	281,433	0.33%

Winn-Dixie, Inc.	Montgomery, AL	Retail	Retail Trade	South	32,690	138,933	0.16%	% Sales	March-08	March-38
Winn-Dixie, Inc.	Brewton, AL	Retail	Retail Trade	South	30,625	134,500	0.16%	% Sales	October-10	October-30

Winn-Dixie, Inc. Total					63,315	273,433	0.32%

US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	2,900	175,735	0.21%	Fixed	February-07	February-17
US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	1,560	94,535	0.11%	Fixed	February-07	February-17

US WEST Communications, Inc. (Qwest Communications) Total					4,460	270,270	0.32%

Honeywell, Inc.	Houston, TX	Land	Manufacturing	South	1	36,000	0.04%	None	September-10	September-10
Honeywell, Inc.	Houston, TX	Warehouse/Distribution	Manufacturing	South	32,320	228,828	0.27%	None	September-10	September-10

Honeywell, Inc. Total					32,321	264,828	0.31%

Northern Tube, Inc.	Pinconning, MI	Industrial	Manufacturing	Midwest	220,588	254,538	0.30%	CPI	July-13	December-22

Northern Tube, Inc. Total					220,588	254,538	0.30%

DSM Food Specialties (11)	Phalemphin, France	Warehouse/Distribution	Wholesale Trade	Europe	29,870	268,680	0.31%	INSEE (2)	May-08	May-08

DSM Food Specialties (11) Total					29,870	268,680	0.31%

Penberthy Products, Inc.	Prophetstown, IL	Industrial	Manufacturing	Midwest	161,878	237,486	0.28%	CPI	April-11	April-26

Penberthy Products, Inc. Total					161,878	237,486	0.28%

Department de Seine St. Denis (3)	Paris, France	Office	Public Administration	Europe	8,451	235,348	0.27%	INSEE (2)	December-11	December-11

Department de Seine St. Denis (3) Total					8,451	235,348	0.27%

La Region Ile de France (3)	Paris, France	Office	Public Administration	Europe	7,613	212,877	0.25%	INSEE (2)	October-12	October-12

La Region Ile de France (3) Total					7,613	212,877	0.25%

Ace Hardware (Bay Area Blvd, Houston TX)	Houston, TX	Retail	Retail Trade	South	23,569	212,121	0.25%	Stated	March-16	March-26

Ace Hardware (Bay Area Blvd, Houston TX) Total					23,569	212,121	0.25%

Verizon Communications, Inc.	Milton, VT	Industrial	Information	East	30,624	208,467	0.24%	Stated	February-13	February-13

Verizon Communications, Inc. Total					30,624	208,467	0.24%

GIE Groupe Vauban (3)	Paris, France	Office	Finance and Insurance	Europe	7,613	203,653	0.24%	INSEE (2)	September-12	September-12

GIE Groupe Vauban (3) Total					7,613	203,653	0.24%

Xerox Corporation	Hot Springs, AR	Retail	Manufacturing	South	36,850	171,721	0.20%	Fixed	May-11	May-21

Xerox Corporation Total					36,850	171,721	0.20%

Continental Airlines, Inc.	Houston, TX	Warehouse/Distribution	Transportation and Warehousing	South	25,125	157,200	0.18%	Stated	July-08	July-08

Continental Airlines, Inc. Total					25,125	157,200	0.18%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	3,330	30,768	0.04%	Fixed	October-10	October-20
Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	8,066	72,600	0.08%	None	October-10	October-20

Golder Associates Inc. Total					11,396	103,368	0.12%

Custom Training Group	Houston, TX	Office	Educational Services	South	4,456	41,172	0.05%	Stated	December-08	December-08
Custom Training Group	Houston, TX	Office	Educational Services	South	7,248	59,400	0.07%	Stated	December-08	December-11

Custom Training Group Total					11,704	100,572	0.12%

RATP (3)	Paris, France	Office	Transportation and Warehousing	Europe	3,407	93,143	0.11%	INSEE (2)	November-09	November-09

RATP (3) Total					3,407	93,143	0.11%

L’Agence Nationale Pour L’Emploi (ANPE) (3)	Paris, France	Office	Public Administration	Europe	3,633	79,067	0.09%	INSEE (2)	June-07	June-15

L’Agence Nationale Pour L’Emploi (3) Total					3,633	79,067	0.09%

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX)	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.08%	Stated	August-10	August-15

Bike Barn Holding Company, Inc. Total					6,216	71,280	0.08%

The Boeing Company	Houston, TX	Warehouse/Distribution	Manufacturing	South	10,960	71,040	0.08%	Fixed	January-09	January-13

The Boeing Company Total					10,960	71,040	0.08%

Kenyon International Emergency Services (Pepsi)	Houston, TX	Warehouse/Distribution	Manufacturing	South	17,725	70,014	0.08%	Stated	October-09	October-19

Kenyon International Emergency Services (Pepsi) Total					17,725	70,014	0.08%

Richard Millburn Academy (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Educational Services	South	7,860	69,840	0.08%	Stated	September-08	September-13

Richard Millburn Academy (Century Plaza Drive Houston, TX) Total					7,860	69,840	0.08%

AFPOLS (3)	Paris, France	Office	Public Administration	Europe	3,488	66,667	0.08%	INSEE (2)	June-08	June-08

AFPOLS (3) Total					3,488	66,667	0.08%

Raytheon Company	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	9,138	65,796	0.08%	Stated	July-10	July-25

Raytheon Company Total					9,138	65,796	0.08%

Trans American Automation Inc. (Century Plaza Drive Houston, TX)	Houston, TX	Office	Manufacturing	South	5,632	48,660	0.06%	Stated	February-07	February-07

Trans American Automation Inc. (Century Plaza Drive Houston, TX) Total					5,632	48,660	0.06%

Olmsted Kirk Paper Company (Beaumont, TX)	Beaumont, TX	Office	Wholesale Trade	South	5,760	41,305	0.05%	Stated	December-07	December-07

Olmsted Kirk Paper Company (Beaumont, TX) Total					5,760	41,305	0.05%

G.T. of the Front Range	Broomfield, CO	Office	Retail Trade	West	5,488	31,956	0.04%	Stated	June-11	June-11

G.T. of the Front Range Total					5,488	31,956	0.04%

Facilities Management Solutions	Webster, TX	Warehouse/Distribution	Administrative and Support and Waste Management and Remediation Services	South	3,600	30,240	0.04%	None	December-05	December-05

Facilities Management Solutions Total					3,600	30,240	0.04%

CGEC Keter	Paris, France	Office	Real Estate and Rental and Leasing	Europe	2,301	14,274	0.02%	INSEE (2)	December-14	December-14

CGEC Keter Total					2,301	14,274	0.02%

Marathon System Service	Broomfield, CO	Office	Information	West	2,283	14,177	0.02%	None	November-07	November-07

Marathon System Service Total					2,283	14,177	0.02%

Sundew Technologies	Broomfield, CO	Office	Administrative and Support and Waste Management and Remediation Services	West	3,745	12,805	0.01%	None	October-07	October-07

Sundew Technologies Total					3,745	12,805	0.01%

Appointment Quest	Broomfield, CO	Office	Information	West	1,670	12,024	0.01%	Stated	May-09	May-09

Appointment Quest Total					1,670	12,024	0.01%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Red Cloud Telecom Products, Inc. (12)	Broomfield, CO	Office	Information	West	2,093	12,000	0.01%	Stated	N/A	N/A

Red Cloud Telecom Products, Inc. Total (12)					2,093	12,000	0.01%

Aardvark IT Solutions	Broomfield, CO	Office	Professional, Scientific and Technical Services	West	3,069	10,742	0.01%	None	April-08	N/A

Aardvark IT Solutions Total					3,069	10,742	0.01%

Abilis	Paris, France	Office	Other Services (except Public Administration)	Europe	0	10,432	0.01%	INSEE (2)	February-07	January-08

Abilis Total					0	10,432	0.01%

Rhino Linings	Broomfield, CO	Office	Retail Trade	West	2,532	9,849	0.01%	None	June-08	June-08

Rhino Linings Total					2,532	9,849	0.01%

Ass Comite Dept du Tourisme	Paris, France	Office	Tourism	Europe	0	9,843	0.01%	INSEE (2)	June-07	June-07

Ass Comite Dept du Tourisme Total					0	9,843	0.01%

Classic Cuisines Catering	Bloomingdale, IL	Office	Accomodation and Food Services	Midwest	1,000	9,000	0.01%	None	October-08	October-08

Classic Cuisines Catering Total					1,000	9,000	0.01%

Fine Art Mannequins, LLC	Broomfield, CO	Office	Professional, Scientific and Technical Services	West	2,209	8,836	0.01%	None	April-07	April-09

Fine Art Mannequins, LLC Total					2,209	8,836	0.01%

AT&T Wireless Service (12)	Broomfield, CO	Office	Information	West	730	8,208	0.01%	Stated	N/A	N/A

AT&T Wireless Service Total (12)					730	8,208	0.01%

Remote Access Diagnostic Radiography	Broomfield, CO	Office	Health Care and Social Assistance	West	2,093	7,765	0.01%	Stated	October-06	October-06

Remote Access Diagnostic Radiography Total					2,093	7,765	0.01%

EarthRoamer.com	Broomfield, CO	Office	Manufacturing	West	7,500	7,500	0.01%	None	April-07	April-07

EarthRoamer.com Total					7,500	7,500	0.01%

Orange (3)	Paris, France	Office	Information	Europe	0	7,462	0.01%	None	June-15	N/A

Orange (3) Total					0	7,462	0.01%

Photo Center	Hot Springs, AR	Retail	Manufacturing	South	340	4,800	0.01%	None	N/A	N/A

Photo Center Total					340	4,800	0.01%

Byron Jacquot (12)	Broomfield, CO	Office	Arts, Entertainment & Recreation	West	1,105	3,978	0.00%	None	September-06	September-06

Byron Jacquot Total (12)					1,105	3,978	0.00%

DLH Management Corporation	Broomfield, CO	Office	Construction	West	1,510	2,280	0.00%	None	February-07	February-07

DLH Management Corporation Total					1,510	2,280	0.00%

Tempered Air Services, Inc.	Broomfield, CO	Office	N/A	West	1,200	1,200	0.00%	None	December-06	December-06

Tempered Air Services, Inc. Total					1,200	1,200	0.00%

Vacant	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	Travelers Rest, SC	Industrial	N/A	East	181,700	—	—	N/A	N/A	N/A
Vacant	Reno, NV	Office	N/A	West	53,158	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	36,967	—	—	N/A	N/A	N/A
Vacant	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	Webster, TX	Industrial	N/A	South	17,859	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	7,306	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Various	N/A	East	110,965			N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	67,228	—	—	N/A	N/A	N/A

Vacant Total					530,576

Grand Total					16,067,785	85,645,055	100%

(1)	WPC LLC owns 95% of this property. Rents reflect a conversion rate of 1.2688 USD/EUR as of September 30, 2006.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	WPC LLC owns 75% of this property. Rents reflect a conversion rate of 1.2688 USD/EUR as of September 30, 2006.

(4)	WPC LLC owns 22.5% of this property. Rents reflect a conversion rate of 1.2688 USD/EUR as of September 30, 2006.

(5)	WPC LLC owns 40% of this property.

(6)	WPC LLC owns 74.583% of this property.

(7)	WPC LLC owns 50% of this property.

(8)	WPC LLC owns 33.33% of this property.

(9)	WPC LLC owns 36.00% of this property.

(10)	WPC LLC owns 33.93% of this property.

(11)	WPC LLC owns 80% of this property. Rents reflect a conversion rate of 1.2688 USD/EUR as of September 30, 2006.

(12)	Tenant is occupying property on a month-to-month basis

Ticker: WPC	www.wpcarey.com